ADVISORS DISCIPLINED TRUST 539, 541, 547, 564, 593 AND 602

                          SUPPLEMENT TO THE PROSPECTUS


     The fifth paragraph under "Understanding Your Investment--How Your Trust Works--How We Distribute Units" is replaced by the following: "After the initial offering period, the broker-dealer concession or agency commission for secondary market transactions is equal to 2.00% of the public offering price per unit."


    Supplement Dated:  November 12, 2010